EXHIBIT (8)(b)(1)

AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

(AIM)

AMENDMENT NO. 14

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust (“AVIF”); A I M Distributors, Inc., a Delaware corporation (“AIM”); Transamerica Life Insurance Company (formerly, PFL Life Insurance Company), an Iowa life insurance company (“LIFE COMPANY”) and AFSG SECURITIES CORPORATION, a Pennsylvania corporation (“UNDERWRITER”), is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

Series I and II shares

AIM V.I. Basic Balanced Fund	AIM V.I. Government Securities Fund
AIM V.I. Basic Value Fund	AIM V.I. High Yield Fund
AIM V.I. Blue Chip Fund (effective June 12,	AIM V.I. International Core Equity Fund
2006, AIM V.I. Blue Chip Fund will merge	AIM V.I. International Growth Fund
into AIM V.I. Large Cap Growth Fund)	AIM V.I. Large Cap Growth Fund
AIM V.I. Capital Appreciation Fund	AIM V.I. Leisure Fund
AIM V.I. Capital Development Fund	AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Core Equity Fund	AIM V.I. Money Market Fund
AIM V.I. Demographic Trends Fund	AIM V.I. Real Estate Fund (will be renamed AIM
AIM V.I. Diversified Dividend Fund	V.I. Global Real Estate Fund, effective July 3, 2006)
AIM V.I. Diversified Income Fund	AIM V.I. Small Cap Equity Fund
AIM V.I. Dynamics Fund	AIM V.I. Small Company Growth Fund (will be
AIM V.I. Financial Services Fund	renamed AIM V.I. Small Cap Growth Fund,
AIM V.I. Global Equity Fund	effective July 3, 2006)
AIM V.I. Global Health Care Fund	AIM V.I. Technology Fund
AIM V.I. Utilities Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

•	Retirement Builder Variable Annuity Account

•	Legacy Builder Variable Life Separate Account

•	PFL Variable Life Account A

•	Separate Account VA A

•	PFL Corporate Account One (1940 Act Exclusion)

•	Separate Account VA B

•	Separate Account VA C

•	Separate Account VA D

•	Separate Account VA F

•	Separate Account VA I

•	Separate Account VA J

•	Separate Account VA-K

•	Separate Account VA L

•	Separate Account VA P

•	Retirement Builder Variable Annuity Account

•	Separate Account VA Q

•	Separate Account VA R

•	Separate Account VA S

•	Separate Account VA X

•	Separate Account VA Y

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

•	Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under marketing names: “Retirement Income Builder II Variable Annuity” and “Portfolio Select Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. WL851 136 58 699 under the marketing name “Legacy Builder Plus”

•	Transamerica Life Insurance Company Policy Form No. APUL0600 699 under the marketing name “Variable Protector”

•	Transamerica Life Insurance Company Policy Form No. AV337 101 100397 under the marketing name “The Atlas Portfolio Builder Variable Annuity” Advantage V, Variable Universal Life Policy (1933 Act Exempt) – WL 712 136 84 798 (may vary by state)

•	Transamerica Life Insurance Company Policy Form No. AV720 101 148 102 under the marketing name “Transamerica Landmark Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV400 101 107 198 under the marketing name “Transamerica Freedom Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV710 101 147 102 under the marketing name “Transamerica EXTRA Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV474 101 122 1099 under the marketing name “Transamerica Access Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under the marketing name “Premier Asset Builder Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under the marketing name “Principal-Plus Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AVI 200 1 0100 under the marketing name “Immediate Income Builder II”

•	Transamerica Life Insurance Company policy Form No. AV721 101 149 1001 under the marketing name “Retirement Income Builder – BAI Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV721 101 149 1001 under the marketing name “Transamerica Preferred Advantage Variable Annuity”

•	Transamerica Life Insurance Company Policy Form No. AV721 101 149 1001 under the marketing names: “Transamerica Opportunity Builder” and Transamerica Traditions

•	Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under the marketing name Portfolio Select Variable Annuity

•	Transamerica Life Insurance Company Policy Form No. AV864 101 165 103

•	Transamerica Life Insurance Company Policy Form No. AV1025 101 178 903

•	Transamerica Life Insurance Company Policy Form No. AV865 101 167 103 under the marketing name “Huntington Allstar Select”

•	Transamerica Life Insurance Company Policy Form No. AV1025 101 178 903 under the marketing name “Transamerica Principium Advisor”

•	Transamerica Life Insurance Company Policy Form No. AV1025 101 178 903 under the marketing name “Transamerica Axiom”

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2006

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Jim Coppedge	By:	/s/ Robert H. Graham
Name:	Jim Coppedge	Name:	Robert H. Graham
Title:	Assistant Secretary	Title:	President

A I M DISTRIBUTORS, INC.

Attest:	/s/ P. Michelle Grace	By:	/s/ Gene L. Needles
Name:	P. Michelle Grace	Name:	Gene L. Needles
Title:	Assistant Secretary	Title:	President

TRANSAMERICA LIFE INSURANCE COMPANY

Attest:	/s/ Kathy Mullarkey	By:	/s/ Priscilla I. Hechler
Name:	Kathy Mullarkey	Name:	Priscilla I. Hechler
Title:	Compliance Coordinator	Title:	Assistant Secretary

AFSG SECURITIES CORPORATION

Attest:	/s/ Kathy Mullarkey	By:	/s/ Priscilla I. Hechler
Name:	Kathy Mullarkey	Name:	Priscilla I. Hechler
Title:	Compliance Coordinator	Title:	Assistant Vice President and Assistant Secretary